UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 11, 2022

TUESDAY MORNING CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-40432	75-2398532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6250 LBJ Freeway Dallas, Texas		75240
(Address of principal executive offices)		(Zip Code)

(972) 387-3562
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TUEM	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2022, Rhonda J. Parish was elected to serve as a member of the board of directors (the “Board”) of Tuesday Morning Corporation (the “Company”). Biographical information for Ms. Parish is provided below.

Ms. Parish, age 66, has served as a Partner of the law firm Taylor English Duma LLP since August 2021. Prior to joining Taylor English, Ms. Parish was a restaurant executive with over thirty years of experience in the retail and restaurant industries. Most recently, she was Chief Legal Officer and Secretary at Ruby Tuesday, Inc., owner, operator and franchisor of casual dining restaurants, from March 2015 to February 2018, with leadership responsibilities for the legal, risk management, quality assurance and corporate secretary functions. Along with the Chairman of the Board of Directors she led Ruby Tuesday through its exploration of strategic alternatives, which resulted in the sale of the company from public to private ownership. Previously, she held executive positions with Einstein Noah Restaurant Group, a bagel shop operator, in Lakewood, CO from 2010 to January 2015, Denny’s Corporation (and its predecessor companies), franchisor and operator of franchised full-service restaurant chains, in Spartanburg, SC from 1995 to June 2008 and Walmart Stores, Inc., a retail corporation, in Bentonville, AR from September 1983 to 1994. Prior board service has included membership on the United States Chamber of Commerce Board of Directors and the board of directors of both the Charles Lea Center and the Charles Lea Center Foundation in Spartanburg, SC. Ms. Parish also served on the Board of Directors of the Center for Legal Inclusiveness (“CLI”), a 501(c)(3) dedicated to advancing diversity in the legal profession by actively educating and supporting private and public sector legal organizations in their own individual campaigns to create cultures of inclusion, and was on the CLI Advisory Council.

There are no understandings or arrangements between Ms. Parish and any other person pursuant to which she was selected to serve as a director of the Company and there are no reportable transactions under Item 404(a) of Regulation S-K.

Ms. Parish will receive compensation for service on the Board in accordance with the Company’s standard compensatory arrangements for non- employee directors as described in the Company’s Form 10-K/A for the fiscal year ended July 2, 2022 filed with the Securities and Exchange Commission on October 28, 2022.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

Date December 15, 2022	By:	/s/ Jennyfer R. Gray
Jennyfer R. Gray
Vice President, Interim General Counsel and Corporate Secretary

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